Exhibit 10.5

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ACT OF 1933, AS AMENDED

First Amendment to License Agreement

First Amendment to License Agreement (“Amendment”), made as of October 3, 2017 (“Amendment Effective Date”), to the License Agreement (“Original Agreement”), dated March 23, 2017 (the “Original Agreement Effective Date”), by and between Novartis International Pharmaceutical Ltd., a for-profit corporation with its principal place of business at Lichtstrasse 35, CH-4056 Basel, Switzerland (“Novartis”) and resTORbio, Inc., a Delaware corporation located at 501 Boylston Street, Suite 6102, Boston, Massachusetts 02116 (“resTORbio”). The Original Agreement, as amended by this Amendment, is referred to as the “Agreement”. Novartis and resTORbio are each referred to individually as a “Party” and together as the “Parties.”

Background

Pursuant to the Section 4.2 of the Original Agreement, following the Original Agreement Effective Date, the Parties are to negotiate the terms of an amended Exhibit C to the Original Agreement, which is intended add a list of pre-clinical and clinical documents in Novartis’ possession that are material to the BEZ-235 Know How reasonably necessary for the Development of BEZ235 (each as defined in the Original Agreement).

Accordingly, Novartis and resTORbio agree as follows:

In satisfaction of Novartis’ obligations under Section 4.2 of the Original Agreement, the contents of Schedule 1 to this Amendment are, to the best of Novartis’ knowledge, a complete list of the documents described above and are hereby added to Exhibit C. In all other respects, the Agreement is hereby ratified and confirmed.

Schedule 1 includes a reference to certain data (the “[***]”) generated from information received from [***] (“[***]”). Pursuant to Novartis Institutes for BioMedical Research, Inc.’s agreement with [***], the use and transfer of the [***] is subject to certain restrictions and limitations, and any subsequent recipient of the [***] must, as a condition of receipt of such data, agree to be bound by those restrictions and limitations. Accordingly, as a condition to the transfer of the [***], resTORbio agrees that it will not file, prosecute, or maintain any patent application or patent claiming patentable inventions created, conceived of, or reduced to practice, directly or indirectly, by it from the use of the [***], and that any such inventions will be placed in the public domain. resTORbio understands that it is entitled to refuse receipt of such information, in which case (a) resTORbio must notify Novartis in advance of the transfer of such refusal; and (b) if Novartis is so notified, (i) the restrictions and limitations set forth in this paragraph shall not apply, and (ii) the [***]will not be transferred. The Parties agree that this Amendment does not limit or otherwise affect the rights of resTORbio to Novartis Technology as provided in the Original Agreement, including with respect to any data from [***] that is included in such Novartis Technology.

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ACT OF 1933, AS AMENDED

The Parties will comply with all global and local applicable laws and regulations relating to handling of personal data in the respective country.

The Parties, intending to be bound, have caused this Amendment to be executed by their duly authorized representatives.

NOVARTIS INTERNATIONAL PHARMACEUTICAL LTD.	RESTORBIO, INC.

By:	By:	/s/ Chen Schor
Name:	Name:	Chen Schor
Title:	Title:	President and CEO

By:
Name:
Title:

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ACT OF 1933, AS AMENDED

Schedule 1

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ACT OF 1933, AS AMENDED

BEZ235 Amendment to Exhibit C September 27, 2017

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ACT OF 1933, AS AMENDED

Contents

BEZ235 Clinical Documentation	3

BEZ235 Pre-clinical Documentation	6

Additional documentation	12

A. BEZ235 Japan Documentation	12

B. CMC Additional Documentation	12

C. DMPK Documentation	12

D. RAD002X2202	13

E. CBEZ235Y2201 Phase IIa data	13

F. CRAD001X2109 BEZ235+RAD001 Oncology study	13

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ACT OF 1933, AS AMENDED

BEZ235 Clinical Documentation

Source: Novartis Clinical documentum archive

Study: BEZ235A

BEZ235A1101
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BEZ235A2101
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Bez23512110
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ACT OF 1933, AS AMENDED

Study: BEZ235C
BEZ235C2102
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BEZ235C2108
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Study: BEZ235F
BEZ235F2201
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Study: BEZ235Y
BEZ235Y2201
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Study: BEZ235Z
BEZ235Z2401
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ACT OF 1933, AS AMENDED

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BEZ235Z2001l
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COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES

ACT OF 1933, AS AMENDED

BEZ235 Pre-clinical Documentation

Source: Novartis Pre-clinical documentum archive

ADME – Animal Studies in vivo
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ACT OF 1933, AS AMENDED

ADME – In vitro, ex vivo & in-situ studies
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COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES

ACT OF 1933, AS AMENDED

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Bioanalytical Methods
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ACT OF 1933, AS AMENDED

Human Studies
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Research Support Notes
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ACT OF 1933, AS AMENDED

Safety Pharmacology
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Toxicology – Genotoxicity
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Toxicology – Other Studies
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Toxicology – Repeated Dose Studies
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ACT OF 1933, AS AMENDED

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ACT OF 1933, AS AMENDED

Additional Documentation

A. BEZ235 Japan Documentation

Regulatory
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Clinical
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B. CMC Additional Documentation

CMC Documentation for FDA
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High dose manufacturing instructions
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Test Methods for Genotoxic Materials
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C. DMPK Documentation

Manufacturing and Synthesis for internal standard
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ACT OF 1933, AS AMENDED

D. RAD002X2202: A multicenter, single-blind, placebo-controlled study to investigate effects of everolimus on the immune response to vaccination in the elderly

Clinical Documentation
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E. CBEZ235Y2201 Phase Ila data

Additional CBEZ235Y2201 documentation
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F. CRAD001X2109 BEZ235+RAD001 Oncology study

Regulatory FDA Letter
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